                         SECURITIES AND EXCHANGE COMMISSION

                                450 FIFTH STREET, NW
                               WASHINGTON, DC  20549

                                      FORM 8-K
                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                 FEBRUARY 26, 1998
                         (DATE OF EARLIEST EVENT REPORTED)

                           PNC MORTGAGE SECURITIES CORP.
                      AS DEPOSITOR AND MASTER SERVICER UNDER A
                          POOLING AND SERVICING AGREEMENT
                            DATED AS OF FEBRUARY 1, 1998
                           PROVIDING FOR THE ISSUANCE OF

                                   $1,044,921,893

                         MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 1998-2

             Delaware                   333-38121      T/B/D

          (State or other            (Commission       (IRS Employer
          jurisdiction of            File Number)      Identification
          Incorporation)                                   Number)

                               75 NORTH FAIRWAY DRIVE
                           VERNON HILLS, ILLINOIS  60061

                      (Address of principal executive offices)

                Registrant's telephone number, including area code:

                                   (847) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

     On February 27, 1998 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of February 1, 1998, between the Company, as Depositor and Master Servicer, and U.S. Bank National Association, as the Trustee, caused the Mortgage Pass-Through Certificates, Series 1998-2, to be issued (the "Certificates") which consist of the following fifty-one classes: (i) Class I-A-1, (ii) Class II-A-1, (iii) Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6 and Class III-A-7 (the "GROUP III-A CERTIFICATES"), (iv) Class IV-A-1 and Class IV-A-2 (the "GROUP IV-A CERTIFICATES"), (v) Class V-A-1, Class V-A-2, Class V-A-3, Class V-A-4 and Class V-A-5 (the "GROUP V-A CERTIFICATES" and, together with the Class I-A-1, Class II-A-1, Group III-A and Group IV-A Certificates, the "CLASS A CERTIFICATES"), (vi) Class I-P, Class II-P, Class III-P, and Class IV-P (the "CLASS P CERTIFICATES"), (vii) Class I-X, Class II-X, Class III-X and Class IV-X, (viii) Class V-X-1 and Class V-X-2 (the "CLASS V-X CERTIFICATES" and, together with the Class I-X, Class II-X, Class III-X and Class IV-X Certificates, the "CLASS X CERTIFICATES"), (ix) Class C-B-1, Class C-B-2 and Class C-B-3 (the "GROUP C-B SENIOR SUBORDINATE CERTIFICATES"), (x) Class C-B-4, Class C-B-5 and Class C-B-6 (the "GROUP C-B JUNIOR SUBORDINATE CERTIFICATES" and, together with the Group C-B Senior Subordinate Certificates, the "GROUP C-B CERTIFICATES"), (xi) Class III-B-1, Class III-B-2 and Class III-B-3 (the "GROUP III SENIOR SUBORDINATE CERTIFICATES"),
(xii) Class III-B-4, Class III-B-5 and Class III-B-6 (the "GROUP III JUNIOR SUBORDINATE CERTIFICATES" and, together with the Group III Senior Subordinate Certificates, the "GROUP III-B CERTIFICATES"), (xiii) Class IV-B-1, Class IV-B-2 and Class IV-B-3 (the "GROUP IV SENIOR SUBORDINATE CERTIFICATES"),
(xiv) Class IV-B-4, Class IV-B-5 and Class IV-B-6 (the "GROUP IV JUNIOR SUBORDINATE CERTIFICATES" and, together with the Group IV Senior Subordinate Certificates, the "GROUP IV-B CERTIFICATES"), (xv) Class V-B-1, Class V-B-2 and Class V-B-3 (the "GROUP V SENIOR SUBORDINATE CERTIFICATES"), (xvi) Class V-B-4, Class V-B-5 and Class V-B-6 (the "GROUP V JUNIOR SUBORDINATE CERTIFICATES" and, together with the Group V Senior Subordinate Certificates, the "GROUP V-B CERTIFICATES") and (xvii) Class R (the "RESIDUAL CERTIFICATES" and, together with the Class A, Class X and Class P
Certificates, the "SENIOR CERTIFICATES").   The Class III-A-7 and Class V-A-3
Certificates are sometimes referred to as the "LOCKOUT CERTIFICATES". The Class I-A-1, Class I-P and Class I-X Certificates are sometimes referred to as the "GROUP I CERTIFICATES", the Class II-A-1, Class II-P and Class II-X Certificates are sometimes referred to as the "GROUP II CERTIFICATES", the Group III-A, Class III-P, Class III-X and Group III-B Certificates are sometimes referred to as the "GROUP III CERTIFICATES", the Group IV-A, Class IV-P, Class IV-X, Group IV-B and the Residual Certificates are sometimes referred to as the "GROUP IV CERTIFICATES" and the Group V-A, Class V-X and Group V-B Certificates are sometimes referred to as the "GROUP V CERTIFICATES". The Group I Certificates, the Group
__________________________

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 24, 1997, and Prospectus Supplement, dated February 24, 1998, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1998-2.

II Certificates, the Group III Certificates, the Group IV Certificates and the Group V Certificates are each a "CERTIFICATE GROUP". The Group C-B, Group III, Group IV and Group V Senior Subordinate Certificates are collectively referred to as the "SENIOR SUBORDINATE CERTIFICATES". The Group C-B, Group III, Group IV and Group V Junior Subordinate Certificates are collectively referred to as the "JUNIOR SUBORDINATE CERTIFICATES". The Group C-B, Group III-B, Group IV-B and Group V-B Certificates are collectively referred to as the "SUBORDINATE CERTIFICATES" or "CLASS B CERTIFICATES". The Class C-B Certificates are the Subordinate Certificates for both the Group I and Group II Certificates and are part of both Certificate Groups and therefore, as used herein, their "related Certificate Group" includes both Certificate Group I and Certificate Group II and their "related Loan Group" includes both Loan Group I and Loan Group II. Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "OFFERED CERTIFICATES") are offered to the public pursuant to the Company's Prospectus dated November 24, 1997 (the "Base Prospectus"), and Prospectus Supplement dated February __, 1998 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus"). The Junior Subordinate Certificates are not offered pursuant to the Prospectus.

     The Certificates evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company. The Trust consists of a pool of conventional fixed-rate one- to four-family residential and cooperative apartment mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited by the Company, and certain other assets, as described in the Prospectus. The Mortgage Pool (as described in the Prospectus) consists of five groups of Mortgage Loans ("Loan Group I", "Loan Group II", "Loan Group III", "Loan Group IV" and "Loan Group V", each, a "Loan Group"). The Mortgage Loans in Loan Group I are sometimes referred to as the "Group I Loans", the Mortgage Loans in Loan Group II are sometimes referred to as the "Group II Loans", the Mortgage Loans in Loan Group III are sometimes referred to as the "Group III Loans", the Mortgage Loans in Loan Group IV are sometimes referred to as the "Group IV Loans" and the Mortgage Loans in Loan Group V are sometimes referred to as the "Group V Loans". The Group I Certificates correspond to the Group I Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. The Group II Certificates correspond to the Group II Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 15 years. The Group C-B Certificates correspond to the Group I Loans and the Group II Loans. The Group III Certificates correspond to the Group III Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 15 years. The Group IV Certificates correspond to the Group IV Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. The Group V Certificates correspond to the Group V Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. Distributions of interest and principal on the Group I Certificates, the Group II Certificates, the Group III Certificates, the Group IV Certificates and the Group V Certificates will be solely based on interest and principal received or advanced with respect to the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans, respectively; except with respect to the Group I and Group II Certificates under the limited circumstances described in "Description of the Certificates
- Group I and Group II Cross-Collateralization" in the Prospectus. The rights of the holders of the

Group C-B Certificates to receive distributions with respect to the Group I Loans and Group II Loans will be based solely on interest and principal received or advanced with respect to both such Loan Groups, and will be subordinate to the rights of the holders of the Senior Certificates of both Certificate Group I and Certificate Group II and the Group C-B Certificates with lower numerical designations to the extent described in the Prospectus. The rights of the holders of the Group III-B, Group IV-B and Group V-B Certificates to receive distributions with respect to the Mortgage Loans in the related Loan Group will be based solely on interest and principal received or advanced with respect to such Loan Group, and will be subordinate to the rights of the holders of the Senior Certificates of such Certificate Group and the Class B Certificates of such Certificate Group with lower numerical designations, to the extent described in the Prospectus.

     The Company has caused an election to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. All of the Offered Certificates issued by the Trust, other than the Class R Certificates, represent ownership of REMIC "regular interests". The Class R Certificates represent ownership of the "residual interest" in the
Trust.   See "Certain Federal Income Tax Consequences" in the Prospectus
Supplement and in the Prospectus.

     The Offered Certificates evidence interests only in the Trust and are payable solely from amounts received with respect thereto.

     The Company has the right to effect early retirement of the Certificates under certain circumstances. See "Description of the Certificates - Optional termination of the Mortgage Trust" in the Prospectus Supplement.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

                  INITIAL CLASS          INITIAL                                     LAST SCHEDULED
 CLASS          PRINCIPAL BALANCE  REMITTANCE RATE (1)      TYPE                     DISTRIBUTION DATE
Class I-A-1       $203,349,192          7.000%              Senior                   March 25, 2028
Class II-A-1        56,847,519          7.000%              Senior                   March 25, 2028
Class III-A-1       75,000,000          6.750%              Senior                   March 25, 2013
Class III-A-2       28,100,000          6.750%              Senior                   March 25, 2013
Class III-A-3       18,000,000          6.750%              Senior                   March 25, 2013
Class III-A-4        1,950,981          6.750%              Senior                   March 25, 2013
Class III-A-5       15,700,000          6.750%              Senior                   March 25, 2013
Class III-A-6        7,536,000          6.750%              Senior                   March 25, 2013
Class III-A-7       40,000,000          6.750%              Senior/Lockout           March 25, 2013
Class IV-A-1       116,638,462          6.750%              Senior                   December 25, 2027
Class IV-A-2        12,230,000          6.750%              Senior                   December 25, 2027
Class V-A-1        341,777,278          6.625%              Senior                   March 25, 2028
Class V-A-2          8,728,000          6.625%              Senior                   March 25, 2028
Class V-A-3         44,760,000          6.625%              Senior/Lockout           March 25, 2028
Class V-A-4         16,425,396          6.625% (2)          Senior/Accrual           March 25, 2028
Class V-A-5         11,340,604          6.625%              Senior                   March 25, 2028
Class I-X                   --          7.000% (3)          Sr./Interest Only        March 25, 2028
Class II-X                  --          7.000% (3)          Sr./Interest Only        March 25, 2028
Class III-X                 --          6.750% (3)          Sr./Interest Only        March 25, 2013
Class IV-X                  --          6.750% (3)          Sr./Interest Only        December 25, 2027
Class V-X-1                 --          6.625% (3)          Sr./Interest Only        March 25, 2028
Class V-X-2                 --          6.625% (3)          Sr./Interest Only        March 25, 2028
Class I-P               12,038              (4)             Sr./Principal Only       March 25, 2028
Class II-P               2,637              (4)             Sr./Principal Only       March 25, 2028
Class III-P            337,992              (4)             Sr./Principal Only       March 25, 2013
Class IV-P             700,523              (4)             Sr./Principal Only       December 25, 2027
Class C-B-1         10,492,394          7.000%              Sr. Subordinate          March 25, 2028
Class C-B-2          3,497,464          7.000%              Sr. Subordinate          March 25, 2028
Class C-B-3          2,098,478          7.000%              Sr. Subordinate          March 25, 2028
Class III-B-1        4,157,965          6.750%              Sr. Subordinate          March 25, 2013
Class III-B-2          773,575          6.750%              Sr. Subordinate          March 25, 2013
Class III-B-3          580,181          6.750%              Sr. Subordinate          March 25, 2013
Class IV-B-1         3,163,503          6.750%              Sr. Subordinate          December 25, 2027
Class IV-B-2           673,085          6.750%              Sr. Subordinate          December 25, 2027
Class IV-B-3           403,851          6.750%              Sr. Subordinate          December 25, 2027
Class V-B-1         13,394,130          6.625%              Sr. Subordinate          March 25, 2028
Class V-B-2          4,241,474          6.625%              Sr. Subordinate          March 25, 2028
Class V-B-3          2,009,119          6.625%              Sr. Subordinate          March 25, 2028
Class R                     50          6.750%              Senior/Residual          December 25, 2027


(1) Interest distributed to the Offered Certificates (other than the Class P Certificates, which is not entitled to receive distributions of interest) on each Distribution Date (as defined in the Prospectus) will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.

(2) On each Distribution Date on or before the Class V-A-4 Accretion Termination Date (as defined in the Prospectus), an amount equal to the Class V-A-4 Accrual Amount (as defined in the Prospectus) will be added to the Class V-A-4 Principal Balance, and such amount will be distributed as principal to certain Classes of Group V Certificates as described in the Prospectus and will not be distributed as interest to the Class V-A-4 Certificates.

(3) Each Class of the Class X Certificates will accrue interest on the related Class Notional Amount (each, as defined in "Description of the Certificates -- Distributions of Interest" in the Prospectus). The Class I-X,
     Class II-X, Class III-X, Class IV-X, Class V-X-1 and Class V-X-2 Notional Amounts as of the Cut-Off Date were approximately $32,758,248, $8,946,181, $17,011,506, $8,168,033, $42,853,719 and $17,985,165, respectively. The
     Class X Certificates are not entitled to receive distributions of principal.

(4) The Class I-P, Class II-P, Class III-P and Class IV-P Certificates are not entitled to receive distributions of interest.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of February 1, 1998 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $1,054,279,136. The Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans have an aggregate principal balance outstanding as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $218,667,990, $61,129,202, $193,393,757, $134,617,180 and
$446,471,007, respectively. Certain of the risks of loss on certain mortgage Loans will be covered up to specified limits by Primary Insurance Policies.

     The Mortgage Loans are secured by first mortgages or first deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties or shares of stock relating to cooperative apartments (the "Mortgaged Properties"), which may include detached homes, duplexes, townhouses, individual condominium units, individual units in planned unit developments and other attached dwelling units which are part of buildings consisting of more than four units (so long as the property subject to the lien of the related Mortgage consists of no more than four units other than cooperative apartments), and having the additional characteristics described in the Prospectus.

     Each Mortgage Loan will have a first payment date during the period from December 1984 through March 1998, inclusive, and will have an original term to maturity of not more than 30 years in the case of Group I, Group IV and Group V Loans and 15 years in the case of Group II and Group III Loans.

LOAN GROUP I

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group I Loan was not less than 6.750% and not more than 11.625% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group I Loans was approximately 8.339% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.450% and not more than 11.325% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 8.048% per annum.

     All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is February, 2028. Each of the Group I Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group I Loans was approximately 356.9 months. As of the Cut-Off Date one Group I Loan, with an approximate principal balance of $136,229 (which represents approximately 0.1% of the Group I Loans) will not fully amortize by its stated maturity date. At origination, based upon an appraisal of the Mortgaged Property securing each Group I Loan, approximately 89.7% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 10.3% of the Group I Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 75.0%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 74.9%. As of the Cut-Off Date, approximately 8.3% of the Group I Loans were covered by a Primary Insurance Policy. Except for 35 Group I Loans with an approximate aggregate principal balance as of the Cut-Off Date of $4,250,619 (which represents approximately 1.9% of the Group I Loans), all of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group I Loan had a principal balance of not less than $16,100 nor more than $227,000, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $124,953. Approximately 74.2% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group I Loans, and approximately 2.7% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 23.1% of the Group I Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group I Loans are secured by interests in cooperative apartments. All payments due prior to the Cut-Off Date have been made with respect to all Group I Loans, except three Group I Loans with an aggregate principal balance of approximately $238,659 (which represents approximately 0.1% of the Group I Loans) are as many as 60 days delinquent as of the Cut-Off Date and, in addition, two of such Mortgage Loans were delinquent six or seven times during the twelve months preceding the Cut-Off Date and such delinquency lasted in one case more than 60 consecutive days. In addition, six Group I Loans with an aggregate principal balance of approximately $629,571 (which represents approximately 0.3% of the Group I Loans) were delinquent between four and eight times during the twelve months preceding the Cut-Off Date but each such delinquency lasted no more than 60 days. With respect to the remaining Group I Loans, no such Mortgage Loan was delinquent more than once during the twelve months preceding the Cut-Off Date, and such delinquency lasted no more than 30 days. The aggregate principal balance of Group I Loans originated under reduced and no documentation programs (including certain Group I Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group I Loans, was approximately $125,890,093 which was approximately 57.6% of Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans originated under such reduced and no documentation programs was approximately 73.8%. The aggregate principal balance of Group I Loans for which no income information was obtained from the related Mortgagors or verified was approximately $32,194,556, which was approximately 14.7% of Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans was approximately 74.9%.

     Approximately 52.4% of the Group I Loans are secured by Mortgaged Properties located in California; 9.3%, in Washington; 8.1%, in Oregon; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group I Loans. No more than 0.7% of the Group I Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.5% of the Group I Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 49.5% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 50.5% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP II

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group II Loan was not less than 7.125% and not more than 10.625% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group II Loans was approximately 8.314% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.835% and not more than 10.335% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 8.024% per annum.

     All of the Group II Loans have principal and interest payable on the Due Date. None of the Group II Loans are Buydown Loans. The latest original scheduled maturity of any Group II Loan is January, 2013. Each of the Group II Loans have original terms to maturity of not more than 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments, except with respect to Balloon Loans) of the Group II Loans was approximately 178.0 months. The weighted average remaining term to maturity for Loan Group II was determined without regard to the amortization schedules of the Balloon Loans in Loan Group II. As of the Cut-Off Date, approximately 91.7% of the Group II Loans, with an aggregate principal balance of $56,068,497, by the terms of the related Mortgages will not fully amortize by their stated maturity dates (each, a "Balloon Loan"). At origination, based upon an appraisal of the Mortgaged Property securing each Group II Loan, approximately 86.7% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 13.3% of the Group II Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group II Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 76.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 76.4%. As of the Cut-Off Date, approximately 10.6% of the Group II Loans were covered by a Primary Insurance Policy. Except for 11 Group II Loans with an approximate aggregate principal balance as of the Cut-Off Date of $1,634,098 (which represents approximately 2.7% of the Group II Loans), all of the Group II Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group II Loan had a principal balance of not less than $29,500 nor more than $252,000 and the average principal balance of the Group II Loans as of the Cut-Off Date was approximately $130,339. Approximately 74.8% of the Group II Loans are secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group II Loans, and approximately 4.7% of the Group II Loans are secured by owner-occupied Mortgaged Properties which are second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 20.5% of the Group II Loans are secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group II Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group II Loans originated under reduced and no documentation programs (including certain Group II Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group II Loan, was approximately $40,202,323, which was approximately 65.8% of Loan Group II.
As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans originated under such reduced and no documentation programs was approximately 74.9%. The aggregate principal balance of Group II Loans for which no income information was obtained from the related Mortgagors or verified was approximately $9,557,775, which was approximately 15.6% of Loan Group II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans was approximately 80.7%.

     Approximately 33.0% of the Group II Loans are secured by Mortgaged Properties located in California; 14.3%, in Washington; 14.2%, in Arizona; 11.6%, in Colorado; 11.6%, in Utah; 8.5%, in Oregon; and no other single state contains Mortgaged Properties securing more than 5% of the Group II Loans. No more than 1.2% of the Group II Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 1.1% of the Group II Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 47.3% of the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 52.7% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP III

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group III Loans was not less than 6.375% and not more than 9.000% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group III Loans was approximately 7.618% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group III Loan was not less than 6.075% and not more than 8.710% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group III Loans was approximately 7.332% per annum.

     All of the Group III Loans have principal and interest payable on the Due Date. None of the Group III Loans are Buydown Loans. The latest original scheduled maturity of any Group III Loan is February, 2013. Each of the Group III Loans have original terms to maturity of not more than 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments, except with respect to Balloon Loans) of the Group III Loans was approximately 175.9 months. The weighted average remaining term to maturity for Loan Group III was determined without regard to the amortization schedules of the Balloon Loans in Loan Group III. As of the Cut-Off Date, approximately 19.7% of the Group III Loans, with an aggregate principal balance of $38,150,531, by the terms of the related Mortgages will not fully amortize by their stated maturity dates. At origination, based upon an appraisal of the Mortgaged Property securing each Group III Loan, approximately 97.3% of the Group III Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 2.7% of the Group III Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group III Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group III Loans was approximately 68.0%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group III Loans was approximately 67.2%. As of the Cut-Off Date, approximately 2.6% of the Group III Loans were covered by a Primary Insurance Policy. All of the Group III Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy, except one Mortgage Loan with a principal balance as of the Cut-Off Date of approximately $263,340. At origination, each Group III Loan had a principal balance of not less than $43,500 nor more than $1,260,000 and the average principal balance of the Group III Loans as of the Cut-Off Date was approximately $336,923. Approximately 92.7% of the Group III Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group III Loans, and approximately 3.9% of the Group III Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 3.4% of the Group III Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group III Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group III Loans originated under reduced and no documentation programs (including certain Group III Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group III Loan, was approximately $51,657,592, which was approximately 26.7% of Loan Group III. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group III Loans originated under such reduced and no documentation programs was approximately 69.3%. The aggregate principal balance of Group III Loans for which no income information was obtained from the related Mortgagors or verified was approximately $3,575,104, which was approximately 1.8% of Loan Group III. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group III Loans was approximately 73.0%.

     Approximately 42.3% of the Group III Loans are secured by Mortgaged Properties located in California and no other single state contains Mortgaged Properties securing more than 5% of the Group III Loans. No more than 1.3% of the Group III Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 0.7% of the Group III Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 67.6% of the Group III Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 32.4% of the Group III Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP IV

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group IV Loan was not less than 6.500% and not more than 10.500% per annum. As of the Cut-Off Date, the weighted average of the Mortgage interest Rates on the Group IV Loans was approximately 7.415% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group IV Loan was not less than 6.210% and not more than 10.210% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group IV Loans was approximately 7.124% per annum.

     All of the Group IV Loans have principal and interest payable on the Due Date. None of the Group IV Loans are Buydown Loans. The latest original scheduled maturity of any Group IV Loan is November, 2027. Each of the Group IV Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group IV Loans was approximately 295.5 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group IV Loan, approximately 99.2% of the Group IV Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 0.8% of the Group IV Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group IV Loans had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group IV Loans was approximately 68.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group IV Loans was approximately 63.9%. As of the Cut-Off Date, none of the Group IV Loans were covered by a Primary Insurance Policy. At origination, each Group IV Loan had a principal balance of not less than $215,000 nor more than $2,420,000 and the average principal balance of the Group IV Loans as of the Cut-Off Date was approximately $346,060. Approximately 97.9% of the Group IV Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group IV Loans, and approximately 1.7% of the Group IV Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 0.4% of the Group IV Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations.

None of the Group IV Loans were secured by interests in cooperative apartments. None of the Group IV Loans were originated under reduced or no documentation programs.

     Approximately 91.4% of the Group IV Loans were secured by Mortgaged Properties located in Illinois and no other single state contains Mortgaged Properties securing more than 5.0% of the Group IV Loans. No more than 1.8% of the Group IV Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 11.9% of the Group IV Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 67.0% of the Group IV Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 33.0% of the Group IV Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP V

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group V Loan was not less than 6.875% and not more than 10.500% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group V Loans was approximately 7.818% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group V Loan was not less than 6.625% and not more than 10.210% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group V Loans was approximately 7.528% per annum.

     All of the Group V Loans have principal and interest payable on the Due Date. Approximately 0.1% of the Group V Loans are Buydown Loans. The latest original scheduled maturity of any Group V Loan is February, 2028. Each of the Group V Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group V Loans was approximately 356.9 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group V Loan, approximately 88.9% of the Group V Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 11.1% of the Group V Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group V Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group V Loans was approximately 74.4%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group V Loans was approximately 74.3%. As of the Cut-Off Date, approximately 11.0% of the Group V Loans were covered by a Primary Insurance Policy. All of the Group V Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group V Loan had a principal balance of not less than $23,600 nor more than $1,500,000 and the average principal balance of the Group V Loans as of the Cut-Off Date was approximately $315,974. Approximately 94.9% of the Group V Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group V Loans, and approximately 1.8% of the Group V Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 3.3% of the Group V Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.1% of the Group V Loans were secured by interests in cooperative apartments. The aggregate principal balance of Group V Loans originated under reduced and no documentation programs (including certain Group V Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group V Loan, was approximately $67,979,071, which was approximately 15.2% of Loan Group V. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group V Loans originated under such reduced and no documentation programs was approximately 75.8%. The aggregate principal balance of Group V Loans for which no income information was obtained from the related Mortgagors or verified was approximately $12,348,745, which was approximately 2.8% of Loan Group V. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group V Loans was approximately 71.0%.

     Approximately 48.9% of the Group V Loans are secured by Mortgaged Properties located in California; and no other single state contains Mortgaged Properties securing more than 5% of the Group V Loans. No more than 0.8% of the Group V Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 0.6% of the Group V Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 59.0% of the Group V Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 41.0% of the Group V Loans were originated for the purpose of purchasing the Mortgaged Property.

SUBGROUP V-1 AND SUBGROUP V-2

     Solely for the purpose of determining which Group V Loans are Group V-X-12 Premium Rate Mortgage Loans and which are Group V-X-2 Premium Rate Mortgage Loans (and therefore for the purpose of calculating the Class V-X-1 Notional Amount and the Class V-X-2 Notional Amount), the Group V Loans were divided into two subgroups ("Subgroup V-1" and "Subgroup V-2"). The Group V-X-1 Premium Rate Mortgage Loans are those Mortgage Loans in Subgroup V-1 having Pass-Through Rates in excess of 6.625% per annum. The Group V-X-2 Premium Rate Mortgage Loans are those Mortgage Loans in Subgroup V-2 having Pass-Through Rates in excess of 6.625% per annum. For a list of which Group V Loans belong to Subgroup V-1 and which belong to Subgroup V-2, see the Mortgage Loan Schedule for Group V in the Pooling Agreement.

     THE SUBGROUP V-1 LOANS. Subgroup V-1 consists of 1,027 Mortgage Loans with an aggregate principal balance as of the Cut-Off Date approximately $358,111,660. The principal balance at origination of each Subgroup V-1 Loan ranged from approximately

$31,500 to approximately $1,500,000, with an average principal balance at origination of approximately $349,423. The Subgroup V-1 Loans had a weighted average remaining term to maturity (adjusted for Curtailments) of approximately 356.7 months as of the Cut-Off Date. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on such Mortgage Loans was approximately 7.708% and the weighted average of the Pass-Through Rates on such Mortgage Loans was approximately 7.418%.

     THE SUBGROUP V-2 LOANS. Subgroup V-2 consists of 386 Mortgage Loans with an aggregate principal balance as of the Cut-Off Date of approximately $88,359,347. The principal balance at origination of each Subgroup V-2 Loan ranged from approximately $23,600 to approximately $1,000,000, with an average principal balance at origination of approximately $229,252. The Subgroup V-2 Loans had a weighted average remaining term to maturity (adjusted for Curtailments) of approximately 357.7 months as of the Cut-Off Date. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on such Mortgage Loans was approximately 8.263% and the weighted average of the Pass-Through Rates on such Mortgage Loans was approximately 7.973%.

     Each Master Servicer will receive a fee (the "Master Servicing Fee") for its services as Master Servicer under the Pooling Agreement. Each Master Servicer will retain as its Master Servicing Fee an amount which will be calculated as a per annum percentage for each related Mortgage Loan. The Master Servicing Fee with respect to each Group I Loan ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.041%. The Master Servicing Fee with respect to each Group II Loan will be 0.040%. The Master Servicing Fee with respect to each Group III Loan ranges from a minimum of 0.040% to a maximum of 0.100%, with a weighted average of 0.059%. The Master Servicing Fee with respect to each Group IV Loan ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.040%. The Master Servicing Fee with respect to each Group V Loan ranges from 0.040% to 0.100%, with a weighted average of 0.053%.

     The Master Servicer will pay all expenses incurred in connection with its activities as Master Servicer. The Master Servicer is entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans. In addition, the Master Servicer is entitled to reimbursement of expenditures incurred by it in connection with the restoration of a damaged Mortgaged Property.

     The Servicing Fee with respect to each Group I Loan is 0.250%. The Servicing Fee with respect to each Group II Loan is 0.250%. The Servicing Fee with respect to each Group III Loan ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.227%. The Servicing Fee with respect to each Group IV Loan is 0.250%. The Servicing Fee with respect to each Group V Loan ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.237%. See "Description of the Certificates -- Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Loan Group" in each of the tables that follow may not equal 100% due to rounding.

               a)Number of loans: 1750
               b)Mortgage Interest Rates: 1998-2 Group 1


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.750%        1  $      100,373.39       0.05 %
                 7.250%        6  $      642,782.18       0.29 %
                 7.375%        8  $    1,163,918.93       0.53 %
                 7.500%       18  $    2,375,522.89       1.09 %
                 7.625%       23  $    3,605,062.64       1.65 %
                 7.750%       57  $    7,141,203.69       3.27 %
                 7.875%      164  $   23,431,220.95      10.72 %
                 8.000%      128  $   17,822,609.80       8.15 %
                 8.125%      128  $   16,569,639.67       7.58 %
                 8.250%      226  $   27,487,728.58      12.57 %
                 8.375%      247  $   30,886,263.31      14.12 %
                 8.500%      232  $   29,759,469.28      13.61 %
                 8.625%      143  $   16,685,276.76       7.63 %
                 8.750%      144  $   17,051,034.26       7.80 %
                 8.751%        1  $       87,347.93       0.04 %
                 8.875%      114  $   11,933,232.18       5.46 %
                 9.000%       57  $    6,082,989.04       2.78 %
                 9.125%       23  $    2,486,254.80       1.14 %
                 9.250%       21  $    2,241,764.46       1.03 %
                 9.375%        3  $      385,938.15       0.18 %
                 9.500%        3  $      353,321.42       0.16 %
                 9.750%        1  $      163,846.36       0.07 %
                 9.875%        1  $       89,917.89       0.04 %
                11.625%        1  $      121,271.61       0.06 %
                           -----   ----------------    -----------
                TOTAL       1750  $  218,667,990.17     100.00 %
                           =====   ================

          c)Pass-Through Rates: 1998-2 Group 1


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.251 -  6.500%  $    100,373.39     6.750%          302
           6.751 -  7.000%  $    642,782.18     7.250%          322
           7.001 -  7.250%  $  3,539,441.82     7.459%          355
           7.251 -  7.500%  $ 10,746,266.33     7.708%          356
           7.501 -  7.750%  $ 41,253,830.75     7.929%          357
           7.751 -  8.000%  $ 44,057,368.25     8.203%          358
           8.001 -  8.250%  $ 60,645,732.59     8.436%          358
           8.251 -  8.500%  $ 33,823,658.95     8.688%          358
           8.501 -  8.750%  $ 18,016,221.22     8.917%          358
           8.751 -  9.000%  $  4,728,019.26     9.184%          358
           9.001 -  9.250%  $    739,259.57     9.435%          358
           9.251 -  9.500%  $    163,846.36     9.750%          358
           9.501 -  9.750%  $     89,917.89     9.875%          358
          11.251 - 11.500%  $    121,271.61    11.625%          209
                            ---------------    ------         ------
                            $218,667,990.17     8.339% *        358 *
                            ===============

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances: 1998-2 Group 1


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          81  $    3,271,213.50       1.50 %
               $ 50,001 - 75,000        231  $   14,907,734.71       6.82 %
               $ 75,001 - 100,000       304  $   26,963,042.36      12.33 %
               $100,001 - 150,000       620  $   77,815,061.47      35.59 %
               $150,001 - 200,000       363  $   63,408,134.89      29.00 %
               $200,001 - 250,000       151  $   32,302,803.24      14.77 %
                                      ------  ----------------    ------------
               TOTAL                  1,750  $  218,667,990.17     100.00 %
                                      ======  ================

               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $15,871.55

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $226,460.06

               e)Years of initial Monthly Payment: 1998-2 Group 1


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1985         1  $      121,271.61       0.06 %
                  1992         4  $      447,771.94       0.20 %
                  1993         4  $      362,553.04       0.17 %
                  1994         2  $      242,271.20       0.11 %
                  1997       369  $   48,370,556.34      22.12 %
                  1998      1370  $  169,123,566.04      77.34 %
                           ------  ----------------     ------------
                TOTAL       1750  $  218,667,990.17     100.00 %
                           ======  ================


               f)Current Loan-to-Value Ratios: 1998-2 Group 1


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------

               60.00% OR LESS    224  $   22,736,747.94      10.40 %
               60.01-70.00%      252  $   28,440,770.54      13.01 %
               70.01-75.00%      294  $   37,157,872.34      16.99 %
               75.01-80.00%      812  $  107,892,584.85      49.34 %
               80.01-85.00%       41  $    4,940,463.61       2.26 %
               85.01-90.00%       77  $    9,694,637.02       4.43 %
               90.01-95.00%       50  $    7,804,913.87       3.57 %
                               ------  ----------------     ------------
                    TOTAL       1750  $  218,667,990.17     100.00 %
                               ======  ================


          g)Types of Mortgaged Properties: 1998-2 Group 1


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED   1176  $  148,039,821.98      67.70 %
          DUPLEX                     97  $   11,578,371.10       5.29 %
          TRIPLEX                    25  $    3,247,896.35       1.49 %
          FOURPLEX                   60  $    8,035,807.13       3.67 %
          CONDOMINIUM               148  $   16,068,937.58       7.35 %
          PLANNED UNIT DEVELOPMENT  231  $   30,283,341.38      13.85 %
          MANUFACTURED HOUSING       13  $    1,413,814.65       0.65 %
                                 ------  -----------------     ------------
          TOTAL                    1750  $  218,667,990.17     100.00 %
                                 ======  =================


     h)Geographic Distribution by state: 1998-2 Group 1


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     1  $      217,454.00       0.10 %
     ARIZONA                    96  $    9,611,002.37       4.40 %
     CALIFORNIA                854  $  114,500,324.50      52.36 %
     COLORADO                   65  $    8,150,642.17       3.73 %
     CONNECTICUT                 3  $      539,283.61       0.25 %
     FLORIDA                    55  $    5,962,621.78       2.73 %
     GEORGIA                    20  $    2,589,613.07       1.18 %
     IDAHO                      40  $    4,202,858.03       1.92 %
     ILLINOIS                   12  $    1,587,252.35       0.73 %
     INDIANA                     3  $      665,967.93       0.30 %
     MASSACHUSETTS               4  $      536,111.89       0.25 %
     MICHIGAN                    1  $      152,143.76       0.07 %
     MINNESOTA                   2  $      244,664.79       0.11 %
     MONTANA                    25  $    2,631,266.13       1.20 %
     NEVADA                     75  $    9,206,581.49       4.21 %
     NEW JERSEY                 21  $    3,039,792.57       1.39 %
     NEW MEXICO                  8  $    1,052,777.47       0.48 %
     NEW YORK                   12  $    1,556,901.75       0.71 %
     NORTH CAROLINA              7  $      961,266.34       0.44 %
     OHIO                        2  $      327,764.82       0.15 %
     OREGON                    158  $   17,712,492.40       8.10 %
     PENNSYLVANIA                3  $      455,875.47       0.21 %
     RHODE ISLAND                2  $      164,526.21       0.08 %
     TEXAS                      38  $    4,206,743.32       1.92 %
     UTAH                       67  $    7,535,171.66       3.45 %
     VIRGINIA                    4  $      375,161.52       0.17 %
     WASHINGTON                171  $   20,416,770.21       9.34 %
     WYOMING                     1  $       64,958.56       0.03 %
                            ------  -----------------     ------------
                     TOTAL    1750  $  218,667,990.17     100.00 %
                            ======    ===============


               i)Scheduled maturity years: 1998-2 Group 1


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2015        1   $      121,271.61       0.06 %
                    2016        1   $       50,509.88       0.02 %
                    2017        1   $      197,989.73       0.09 %
                    2019        1   $      181,672.70       0.08 %
                    2022        3   $      285,222.49       0.13 %
                    2023        2   $      156,690.93       0.07 %
                    2024        2   $      242,271.20       0.11 %
                    2025        1   $      136,228.98       0.06 %
                    2027     1049   $  130,906,926.80      59.87 %
                    2028      689   $   86,389,205.85      39.51 %
                           ------  ------------------   ------------
                 TOTAL       1750   $  218,667,990.17     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 356.9


               Latest scheduled maturity of any Mortgage Loan: 2/1/2028

        j)Original Terms: 1998-2 Group 1


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               1   $     197,989.73       0.09 %
              360            1749   $ 218,470,000.44      99.91 %
                           ------   ----------------     ------------
           TOTAL             1750   $ 218,667,990.17     100.00 %
                           ======   ================


     k)Documentation Program Types: 1998-2 Group 1


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     NO RATIO                      275   $   32,194,556.58      14.72 %
     NO DOCUMENTATION               91   $    9,515,731.01       4.35 %
     FULL DOCUMENTATION            476   $   60,583,341.09      27.71 %
     LIMITED DOCUMENTATION         908   $  116,374,361.49      53.22 %
                                  ------  ----------------  ------------
                       TOTAL      1750   $  218,667,990.17     100.00 %
                                  ======  ================


               a)Number of loans: 469
               b)Mortgage Interest Rates: 1998-2 Group 2


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 7.125%        1  $      111,910.44       0.18 %
                 7.500%        3  $      500,831.40       0.82 %
                 7.625%       11  $    1,450,627.93       2.37 %
                 7.750%       19  $    2,765,723.84       4.52 %
                 7.875%       29  $    4,442,779.45       7.27 %
                 8.000%       43  $    6,206,505.21      10.15 %
                 8.125%       49  $    6,861,608.58      11.22 %
                 8.250%       67  $    9,183,548.90      15.02 %
                 8.375%       55  $    6,998,259.84      11.45 %
                 8.500%       64  $    7,612,120.48      12.45 %
                 8.625%       43  $    5,460,197.29       8.93 %
                 8.750%       38  $    4,183,619.72       6.84 %
                 8.875%       31  $    3,536,263.22       5.78 %
                 9.000%        7  $      859,719.02       1.41 %
                 9.125%        5  $      509,395.34       0.83 %
                 9.250%        2  $      250,528.99       0.41 %
                 9.500%        1  $      129,503.39       0.21 %
                10.625%        1  $       66,058.92       0.11 %
                           -----   ----------------    -----------
                TOTAL        469  $   61,129,201.96     100.00 %
                           =====   ================


          c)Pass-Through Rates: 1998-2 Group 2


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.751 -  7.000%  $    111,910.44     7.125%          179
           7.001 -  7.250%  $    500,831.40     7.500%          178
           7.251 -  7.500%  $  4,216,351.77     7.707%          178
           7.501 -  7.750%  $ 10,649,284.66     7.948%          178
           7.751 -  8.000%  $ 16,045,157.48     8.197%          178
           8.001 -  8.250%  $ 14,610,380.32     8.440%          178
           8.251 -  8.500%  $  9,643,817.01     8.679%          178
           8.501 -  8.750%  $  4,395,982.24     8.899%          178
           8.751 -  9.000%  $    759,924.33     9.166%          178
           9.001 -  9.250%  $    129,503.39     9.500%          177
          10.251 - 10.500%  $     66,058.92    10.625%          176
                            ---------------    ------         ------
                            $ 61,129,201.96     8.314% *        178 *
                            ===============

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances: 1998-2 Group 2


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          18  $      779,176.12       1.27 %
               $ 50,001 - 75,000         57  $    3,619,481.72       5.92 %
               $ 75,001 - 100,000        67  $    5,931,910.32       9.70 %
               $100,001 - 150,000       162  $   20,254,785.42      33.13 %
               $150,001 - 200,000       118  $   20,469,792.58      33.49 %
               $200,001 - 250,000        46  $    9,822,403.78      16.07 %
               $250,001 - 300,000         1  $      251,652.02       0.41 %
                                      ------  ----------------    ------------
               TOTAL                    469  $   61,129,201.96     100.00 %
                                      ======  ================

               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $29,464.13

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $251,652.02

               e)Years of initial Monthly Payment: 1998-2 Group 2


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1997       103  $   13,011,173.68      21.28 %
                  1998       366  $   48,118,028.28      78.72 %
                           ------  ----------------     ------------
                TOTAL        469  $   61,129,201.96     100.00 %
                           ======  ================


               f)Current Loan-to-Value Ratios: 1998-2 Group 2


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     34  $    4,230,648.75       6.92 %
               60.01-70.00%       71  $    9,031,336.02      14.77 %
               70.01-75.00%       73  $    8,735,535.60      14.29 %
               75.01-80.00%      233  $   31,015,370.89      50.74 %
               80.01-85.00%       14  $    2,005,815.86       3.28 %
               85.01-90.00%       18  $    2,299,997.99       3.76 %
               90.01-95.00%       26  $    3,810,496.85       6.23 %
                               ------  ----------------     ------------
                    TOTAL        469  $   61,129,201.96     100.00 %
                               ======  ================


          g)Types of Mortgaged Properties: 1998-2 Group 2


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    302  $   39,646,154.33      64.86 %
          DUPLEX                     18  $    2,392,817.82       3.91 %
          TRIPLEX                     5  $      727,071.57       1.19 %
          FOURPLEX                   16  $    2,307,521.33       3.77 %
          CONDOMINIUM                58  $    5,783,259.62       9.46 %
          PLANNED UNIT DEVELOPMENT   69  $   10,206,318.37      16.70 %
          MANUFACTURED HOUSING        1  $       66,058.92       0.11 %
                                 ------  -----------------     ------------
          TOTAL                     469  $   61,129,201.96     100.00 %
                                 ======  =================


     h)Geographic Distribution by state: 1998-2 Group 2


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ARIZONA                    75  $    8,665,579.49      14.18 %
     CALIFORNIA                137  $   20,150,541.49      32.96 %
     COLORADO                   53  $    7,090,420.39      11.60 %
     FLORIDA                     4  $      602,064.57       0.98 %
     IDAHO                       8  $    1,051,549.61       1.72 %
     MASSACHUSETTS               1  $      118,266.76       0.19 %
     MONTANA                     4  $      335,986.15       0.55 %
     NEVADA                     13  $    1,375,713.53       2.25 %
     NEW JERSEY                  2  $      393,091.50       0.64 %
     NEW MEXICO                  1  $       63,708.30       0.10 %
     NEW YORK                    2  $      272,273.96       0.45 %
     OREGON                     44  $    5,184,529.74       8.48 %
     UTAH                       61  $    7,088,211.41      11.60 %
     WASHINGTON                 64  $    8,737,265.06      14.29 %
                            ------  -----------------     ------------
                     TOTAL     469  $   61,129,201.96     100.00 %
                            ======    ===============


               i)Scheduled maturity years: 1998-2 Group 2


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2012      290   $   38,446,738.48      62.89 %
                    2013      179   $   22,682,463.48      37.11 %
                           ------  ------------------   ------------
                 TOTAL        469   $   61,129,201.96     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments, except with respect to Balloon Loans) of the Mortgage Loans calculated as of the Cut-Off Date: 178.0


               Latest scheduled maturity of any Mortgage Loan: 1/1/2013

        j)Original Terms: 1998-2 Group 2


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              180             469   $  61,129,201.96     100.00 %
                           ------   ----------------     ------------
           TOTAL              469   $  61,129,201.96     100.00 %
                           ======   ================


     k)Documentation Program Types: 1998-2 Group 2


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     NO RATIO                       78   $    9,557,775.65      15.64 %
     NO DOCUMENTATION               16   $    2,180,693.27       3.57 %
     FULL DOCUMENTATION            102   $   11,369,103.45      18.59 %
     LIMITED DOCUMENTATION         273   $   38,021,629.59      62.20 %
                                  ------  ----------------  ------------
                       TOTAL       469   $   61,129,201.96     100.00 %
                                  ======  ================


               a)Number of loans: 574
               b)Mortgage Interest Rates: 1998-2 Group 3


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.375%        1  $      266,496.39       0.14 %
                 6.500%        2  $      647,268.01       0.33 %
                 6.625%        2  $      659,636.67       0.34 %
                 6.750%        6  $    2,265,890.99       1.17 %
                 6.875%       12  $    3,734,216.69       1.93 %
                 7.000%       25  $   11,364,957.08       5.88 %
                 7.125%       20  $    6,770,342.20       3.50 %
                 7.250%       59  $   23,106,761.36      11.95 %
                 7.375%       64  $   22,227,895.17      11.49 %
                 7.500%       86  $   31,870,616.05      16.48 %
                 7.625%       46  $   15,555,159.83       8.04 %
                 7.750%       63  $   19,701,549.24      10.19 %
                 7.875%       49  $   13,824,095.05       7.15 %
                 8.000%       25  $    7,462,150.35       3.86 %
                 8.125%       23  $    7,945,847.97       4.11 %
                 8.250%       29  $    8,502,448.23       4.40 %
                 8.375%       23  $    7,572,486.39       3.92 %
                 8.500%       21  $    4,892,597.82       2.53 %
                 8.625%        5  $    1,466,164.76       0.76 %
                 8.750%        2  $      639,032.13       0.33 %
                 8.875%        7  $    2,333,600.30       1.21 %
                 9.000%        4  $      584,544.08       0.30 %
                           -----   ----------------    -----------
                TOTAL        574  $  193,393,756.76     100.00 %
                           =====   ================


          c)Pass-Through Rates: 1998-2 Group 3



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $    913,764.40     6.464%          178
           6.251 -  6.500%  $  2,925,527.66     6.722%          174
           6.501 -  6.750%  $ 15,099,173.77     6.969%          177
           6.751 -  7.000%  $ 29,877,103.56     7.222%          177
           7.001 -  7.250%  $ 54,098,511.22     7.449%          176
           7.251 -  7.500%  $ 35,256,709.07     7.695%          175
           7.501 -  7.750%  $ 21,286,245.40     7.919%          175
           7.751 -  8.000%  $ 16,448,296.20     8.190%          176
           8.001 -  8.250%  $ 12,465,084.21     8.424%          178
           8.251 -  8.500%  $  2,105,196.89     8.663%          179
           8.501 -  8.750%  $  2,918,144.38     8.900%          178
                            ---------------    ------         ------
                            $193,393,756.76     7.618% *        176 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.


               d)Original Principal Balances: 1998-2 Group 3


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          13  $      581,193.87       0.30 %
               $ 50,001 - 75,000         13  $      802,284.95       0.41 %
               $ 75,001 - 100,000         8  $      690,117.88       0.36 %
               $100,001 - 150,000         0  $             .00       0.00 %
               $150,001 - 200,000         0  $             .00       0.00 %
               $200,001 - 250,000        88  $   20,768,173.96      10.74 %
               $250,001 - 300,000       161  $   43,660,396.41      22.58 %
               $300,001 - 350,000        90  $   29,101,424.68      15.05 %
               $350,001 - 400,000        77  $   28,747,851.16      14.86 %
               $400,001 - 450,000        34  $   14,413,986.86       7.45 %
               $450,001 - 500,000        29  $   13,675,179.64       7.07 %
               OVER $500,000             61  $   40,953,147.35      21.18 %
                                      ------  ----------------    ------------
               TOTAL                    574  $  193,393,756.76     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date:  $43,258.68

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date:  $1,260,000.00


               e)Years of initial Monthly Payment: 1998-2 Group 3


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1993         2  $      373,790.71       0.19 %
                  1995         1  $      262,510.05       0.14 %
                  1996         9  $    3,068,468.62       1.59 %
                  1997       267  $   84,133,045.93      43.50 %
                  1998       295  $  105,555,941.45      54.58 %
                           ------  ----------------     ------------
                TOTAL        574  $  193,393,756.76     100.00 %
                           ======  ================


               f)Current Loan-to-Value Ratios: 1998-2 Group 3


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    135  $   54,118,124.36      27.98 %
               60.01-70.00%      127  $   41,428,394.51      21.42 %
               70.01-75.00%       98  $   28,835,965.06      14.91 %
               75.01-80.00%      196  $   63,725,275.27      32.95 %
               80.01-85.00%        8  $    2,459,224.22       1.27 %
               85.01-90.00%        7  $    1,986,505.31       1.03 %
               90.01-95.00%        3  $      840,268.03       0.43 %
                               ------  ----------------     ------------
                    TOTAL        574  $  193,393,756.76     100.00 %
                               ======  ================


          g)Types of Mortgaged Properties: 1998-2 Group 3


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    461  $  157,418,196.55      81.40 %
          DUPLEX                      5  $    1,408,408.82       0.73 %
          TRIPLEX                     3  $    1,099,397.57       0.57 %
          FOURPLEX                    3  $      240,545.69       0.12 %
          CONDOMINIUM                17  $    5,810,427.84       3.00 %
          PLANNED UNIT DEVELOPMENT   81  $   26,516,456.88      13.71 %
          HI-RISE CONDO               4  $      900,323.41       0.47 %
                                 ------  -----------------     ------------
          TOTAL                     574  $  193,393,756.76     100.00 %
                                 ======  =================


     h)Geographic Distribution by state: 1998-2 Group 3


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     4  $    1,029,835.39       0.53 %
     ARIZONA                    22  $    7,662,356.89       3.96 %
     ARKANSAS                    1  $      253,437.99       0.13 %
     CALIFORNIA                215  $   81,819,653.11      42.31 %
     COLORADO                   22  $    7,458,691.73       3.86 %
     CONNECTICUT                14  $    5,438,458.37       2.81 %
     DELAWARE                    2  $      667,680.96       0.35 %
     FLORIDA                    14  $    4,220,330.22       2.18 %
     GEORGIA                    13  $    3,159,997.28       1.63 %
     HAWAII                      4  $    2,007,329.88       1.04 %
     ILLINOIS                   19  $    5,114,285.57       2.64 %
     INDIANA                     5  $    1,112,855.47       0.58 %
     KANSAS                      2  $      737,129.38       0.38 %
     KENTUCKY                    6  $    1,433,040.14       0.74 %
     LOUISIANA                   2  $      906,926.69       0.47 %
     MARYLAND                    4  $    1,094,576.02       0.57 %
     MASSACHUSETTS              16  $    5,864,786.19       3.03 %
     MICHIGAN                   14  $    4,421,947.50       2.29 %
     MINNESOTA                   4  $    1,676,292.32       0.87 %
     MISSOURI                    6  $    1,789,479.48       0.93 %
     MONTANA                     2  $      517,856.20       0.27 %
     NEVADA                      8  $    2,664,316.35       1.38 %
     NEW JERSEY                 17  $    5,868,476.08       3.03 %
     NEW MEXICO                  1  $      299,022.27       0.15 %
     NEW YORK                    5  $    1,539,714.14       0.80 %
     NORTH CAROLINA              3  $    1,087,988.87       0.56 %
     OHIO                       16  $    3,951,695.02       2.04 %
     OKLAHOMA                    4  $    2,104,546.37       1.09 %
     OREGON                     10  $    3,397,812.42       1.76 %
     PENNSYLVANIA               27  $    8,521,652.91       4.41 %
     RHODE ISLAND                1  $      222,914.45       0.12 %
     SOUTH CAROLINA              1  $      318,967.36       0.16 %
     TENNESSEE                   8  $    2,076,671.20       1.07 %
     TEXAS                      26  $    5,333,579.68       2.76 %
     UTAH                       17  $    6,082,650.76       3.15 %
     VIRGINIA                    5  $    1,081,605.11       0.56 %
     WASHINGTON                 27  $    8,063,768.39       4.17 %
     WISCONSIN                   6  $    1,744,432.04       0.90 %
     WYOMING                     1  $      646,996.56       0.33 %
                            ------  -----------------     ------------
                     TOTAL     574  $  193,393,756.76     100.00 %
                            ======    ===============


               i)Scheduled maturity years: 1998-2 Group 3



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2005        1   $      188,318.10       0.10 %
                    2006        1   $      185,472.61       0.10 %
                    2007        1   $      294,979.25       0.15 %
                    2010        1   $      262,510.05       0.14 %
                    2011       19   $    6,328,277.94       3.27 %
                    2012      386   $  122,823,048.77      63.51 %
                    2013      165   $   63,311,150.04      32.74 %
                           ------  ------------------   ------------
                 TOTAL        574   $  193,393,756.76     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term
               (adjusted for curtailments, except with respect to Balloon Loans) of the Mortgage Loans calculated as of the Cut-Off Date: 175.9


               Latest scheduled maturity of any Mortgage Loan: 2/1/2013


        j)Original Terms: 1998-2 Group 3




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              120               1   $     294,979.25       0.15 %
              144               1   $     188,318.10       0.10 %
              156               1   $     185,472.61       0.10 %
              180             571   $ 192,724,986.80      99.65 %
                           ------   ----------------     ------------
           TOTAL              574   $ 193,393,756.76     100.00 %
                           ======   ================



     k)Documentation Program Types: 1998-2 Group 3



                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     NO RATIO                       12   $    3,575,103.69       1.85 %
     NO DOCUMENTATION                5   $    1,941,165.20       1.00
     FULL DOCUMENTATION            411   $  138,161,061.37      71.44 %
     LIMITED DOCUMENTATION         146   $   49,716,426.50      25.71 %
                                  ------  ----------------  ------------
                       TOTAL       574   $  193,393,756.76     100.00 %
                                  ======  ================



               a)Number of loans: 389
               b)Mortgage Interest Rates: 1998-2 Group 4



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%        1  $      951,760.49       0.71 %
                 6.600%        1  $      527,795.27       0.39 %
                 6.625%        3  $    2,020,626.84       1.50 %
                 6.750%        8  $    2,430,698.48       1.81 %
                 6.875%       33  $   11,301,495.73       8.40 %
                 6.950%        1  $      221,594.11       0.16 %
                 7.000%       38  $   13,854,998.76      10.29 %
                 7.100%        3  $    1,203,717.65       0.89 %
                 7.125%       42  $   16,030,227.75      11.91 %
                 7.150%        1  $      234,717.47       0.17 %
                 7.200%        1  $      345,774.06       0.26 %
                 7.250%       59  $   20,180,477.79      14.99 %
                 7.350%        2  $      549,001.98       0.41 %
                 7.375%       35  $   11,640,970.19       8.65 %
                 7.450%        1  $      307,053.76       0.23 %
                 7.500%       43  $   14,036,589.64      10.43 %
                 7.600%        1  $      371,083.26       0.28 %
                 7.625%       46  $   13,980,219.20      10.39 %
                 7.650%        1  $      318,653.51       0.24 %
                 7.750%       16  $    5,169,244.88       3.84 %
                 7.800%        3  $      964,191.35       0.72 %
                 7.850%        1  $      207,538.88       0.15 %
                 7.875%        7  $    2,040,500.73       1.52 %
                 7.900%        1  $      202,303.08       0.15 %
                 7.950%        1  $      215,649.56       0.16 %
                 8.000%        6  $    1,376,421.61       1.02 %
                 8.050%        1  $      218,576.33       0.16 %
                 8.125%        4  $    2,138,285.43       1.59 %
                 8.150%        1  $      232,230.14       0.17 %
                 8.200%        1  $      430,036.83       0.32 %
                 8.250%        4  $    1,688,160.24       1.25 %
                 8.300%        1  $      406,172.07       0.30 %
                 8.400%        3  $      736,504.58       0.55 %
                 8.450%        1  $      211,662.64       0.16 %
                 8.500%        1  $      278,207.74       0.21 %
                 8.550%        1  $      620,411.76       0.46 %
                 8.625%        3  $    3,010,827.45       2.24 %
                 8.675%        2  $      470,642.87       0.35 %
                 8.700%        2  $      484,445.57       0.36 %
                 8.850%        2  $      791,094.79       0.59 %
                 9.025%        1  $      297,421.66       0.22 %
                 9.125%        1  $      363,978.42       0.27 %
                 9.250%        1  $      292,534.05       0.22 %
                 9.850%        1  $      530,371.99       0.39 %
                10.250%        1  $      210,472.55       0.16 %
                10.375%        1  $      281,199.86       0.21 %
                10.500%        1  $      240,637.49       0.18 %
                           -----   ----------------    -----------
                TOTAL        389  $  134,617,180.49     100.00 %
                           =====   ================

                                       46

          c)Pass-Through Rates: 1998-2 Group 4



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.001 -  6.250%  $    951,760.49     6.500%          313
           6.251 -  6.500%  $  4,979,120.59     6.683%          290
           6.501 -  6.750%  $ 25,378,088.60     6.944%          303
           6.751 -  7.000%  $ 37,994,914.72     7.191%          305
           7.001 -  7.250%  $ 26,533,615.57     7.441%          301
           7.251 -  7.500%  $ 19,839,200.85     7.658%          302
           7.501 -  7.750%  $  5,006,605.21     7.898%          300
           7.751 -  8.000%  $  4,707,288.97     8.174%          289
           8.001 -  8.250%  $  1,632,547.03     8.399%          303
           8.251 -  8.500%  $  4,586,327.65     8.628%          340
           8.501 -  8.750%  $  1,088,516.45     8.898%          343
           8.751 -  9.000%  $    656,512.47     9.181%          281
           9.501 -  9.750%  $    530,371.99     9.850%          326
           9.751 - 10.000%  $    210,472.55    10.250%          226
          10.001 - 10.250%  $    521,837.35    10.433%          263
                            ---------------    ------         ------
                            $134,617,180.49     7.415% *        303 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.


               d)Original Principal Balances: 1998-2 Group 4




                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $200,001 - 250,000        92  $   19,962,906.28      14.83 %
               $250,001 - 300,000        97  $   24,881,919.66      18.48 %
               $300,001 - 350,000        46  $   13,323,637.79       9.90 %
               $350,001 - 400,000        39  $   13,692,413.78      10.17 %
               $400,001 - 450,000        28  $   11,062,752.22       8.22 %
               $450,001 - 500,000        31  $   13,840,533.83      10.28 %
               OVER $500,000             56  $   37,853,016.93      28.12 %
                                      ------  ----------------    ------------
               TOTAL                    389  $  134,617,180.49     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date:  $64,610.55

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date:  $2,415,682.81


               e)Years of initial Monthly Payment: 1998-2 Group 4



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1984         1  $      245,901.11       0.18 %
                  1986         2  $      632,339.91       0.47 %
                  1987         2  $      330,126.86       0.25 %
                  1988         1  $      366,729.91       0.27 %
                  1989         7  $    1,824,571.71       1.36 %
                  1990         4  $    1,263,412.26       0.94 %
                  1991         4  $    1,334,640.63       0.99 %
                  1992        52  $   17,986,783.62      13.36 %
                  1993       173  $   57,228,604.80      42.51 %
                  1994       130  $   47,329,639.22      35.16 %
                  1995         3  $    1,056,675.70       0.78 %
                  1996         6  $    1,985,103.01       1.47 %
                  1997         4  $    3,032,651.75       2.25 %
                           ------  ----------------     ------------
                TOTAL        389  $  134,617,180.49     100.00 %
                           ======  ================


               f)Current Loan-to-Value Ratios: 1998-2 Group 4



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    104  $   39,208,877.47      29.13 %
               60.01-70.00%      112  $   39,910,936.44      29.65 %
               70.01-75.00%       95  $   30,219,383.88      22.45 %
               75.01-80.00%       78  $   25,277,982.70      18.78 %
                               ------  ----------------     ------------
                    TOTAL        389  $  134,617,180.49     100.00 %
                               ======  ================



          g)Types of Mortgaged Properties: 1998-2 Group 4




                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    362  $  126,612,321.11      94.05 %
          DUPLEX                      1  $      208,896.95       0.16 %
          TRIPLEX                     2  $      466,514.48       0.35 %
          FOURPLEX                    1  $      393,772.46       0.29 %
          TOWNHOUSE                   5  $    1,826,977.12       1.36 %
          CONDOMINIUM                18  $    5,108,698.37       3.79 %
                                 ------  -----------------     ------------
          TOTAL                     389  $  134,617,180.49     100.00 %
                                 ======  =================



     h)Geographic Distribution by state: 1998-2 Group 4




                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ARIZONA                     3  $      896,443.50       0.67 %
     CALIFORNIA                  2  $    2,678,286.85       1.99 %
     CONNECTICUT                 2  $      994,991.66       0.74 %
     ILLINOIS                  361  $  123,080,907.08      91.43 %
     INDIANA                     8  $    2,534,858.46       1.88 %
     MARYLAND                    1  $      228,599.15       0.17 %
     MASSACHUSETTS               1  $      561,903.06       0.42 %
     MICHIGAN                    7  $    1,794,369.86       1.33 %
     NEW MEXICO                  1  $      292,534.05       0.22 %
     NEW YORK                    3  $    1,554,286.82       1.15 %
                            ------  -----------------     ------------
                     TOTAL     389  $  134,617,180.49     100.00 %
                            ======    ===============



               i)Scheduled maturity years: 1998-2 Group 4




                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2007        2   $      199,647.63       0.15 %
                    2009        2   $      387,188.27       0.29 %
                    2010        1   $      307,053.76       0.23 %
                    2011        3   $      980,021.92       0.73 %
                    2013        1   $      366,729.91       0.27 %
                    2014        1   $      245,901.11       0.18 %
                    2016        3   $      842,812.46       0.63 %
                    2018        1   $      435,089.17       0.32 %
                    2019        8   $    2,132,658.17       1.58 %
                    2020        3   $    1,426,890.43       1.06 %
                    2021        6   $    1,947,310.58       1.45 %
                    2022       57   $   18,927,269.95      14.06 %
                    2023      185   $   62,392,333.02      46.35 %
                    2024      104   $   38,098,169.72      28.30 %
                    2025        3   $    1,056,675.70       0.78 %
                    2026        6   $    1,985,103.01       1.47 %
                    2027        3   $    2,886,325.68       2.14 %
                           ------  ------------------   ------------
                 TOTAL        389   $  134,617,180.49     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term
               (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 295.5


               Latest scheduled maturity of any Mortgage Loan: 11/1/2027


        j)Original Terms: 1998-2 Group 4




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              180               2   $     353,163.53       0.26 %
              205               1   $     307,053.76       0.23 %
              206               1   $      79,993.32       0.06 %
              212               1   $     305,900.58       0.23 %
              224               1   $     527,795.27       0.39 %
              240               2   $     300,005.12       0.22 %
              300               1   $     366,729.91       0.27 %
              315               1   $     308,086.46       0.23 %
              360             379   $ 132,068,452.54      98.11 %
                           ------   ----------------     ------------
           TOTAL              389   $ 134,617,180.49     100.00 %
                           ======   ================



     k)Documentation Program Types: 1998-2 Group 4




                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            389   $  134,617,180.49     100.00 %
                                  ------  ----------------  ------------
                       TOTAL       389   $  134,617,180.49     100.00 %
                                  ======  ================


               a)Number of loans: 1413
               b)Mortgage Interest Rates: 1998-2 Group 5


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.875%        2  $      889,768.11       0.20 %
                 7.000%       18  $    7,457,951.71       1.67 %
                 7.100%        1  $      263,354.42       0.06 %
                 7.125%        9  $    3,627,246.52       0.81 %
                 7.250%       62  $   20,962,511.33       4.70 %
                 7.300%        1  $      254,999.21       0.06 %
                 7.375%       75  $   28,747,753.82       6.44 %
                 7.500%      131  $   47,436,155.67      10.62 %
                 7.625%      128  $   45,306,171.32      10.15 %
                 7.750%      185  $   63,591,780.96      14.24 %
                 7.800%        1  $      334,293.22       0.07 %
                 7.850%        2  $      571,399.01       0.13 %
                 7.875%      296  $   99,938,860.23      22.38 %
                 7.900%        2  $      507,496.91       0.11 %
                 7.950%        2  $      585,409.33       0.13 %
                 8.000%      126  $   39,186,691.10       8.78 %
                 8.125%       72  $   20,786,425.52       4.66 %
                 8.150%        1  $      375,425.50       0.08 %
                 8.250%       85  $   21,428,206.99       4.80 %
                 8.375%       52  $   12,229,959.65       2.74 %
                 8.500%       65  $   15,116,694.19       3.39 %
                 8.625%       25  $    5,691,421.80       1.27 %
                 8.750%       35  $    6,139,152.32       1.38 %
                 8.875%       11  $    1,953,846.15       0.44 %
                 9.000%        7  $      860,399.97       0.19 %
                 9.125%        9  $    1,084,299.35       0.24 %
                 9.250%        8  $    1,005,555.84       0.23 %
                 9.500%        1  $       66,534.22       0.01 %
                10.500%        1  $       71,243.09       0.02 %
                           -----   ----------------    -----------
                TOTAL       1413  $  446,471,007.46     100.00 %
                           =====   ================


          c)Pass-Through Rates: 1998-2 Group 5


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.501 -  6.750%  $  8,347,719.82     6.987%          358
           6.751 -  7.000%  $ 25,108,111.48     7.231%          354
           7.001 -  7.250%  $ 76,183,909.49     7.453%          359
           7.251 -  7.500%  $109,232,245.50     7.698%          358
           7.501 -  7.750%  $140,789,856.58     7.910%          356
           7.751 -  8.000%  $ 42,590,058.01     8.188%          358
           8.001 -  8.250%  $ 27,346,653.84     8.444%          358
           8.251 -  8.500%  $ 11,830,574.12     8.690%          358
           8.501 -  8.750%  $  2,814,246.12     8.913%          358
           8.751 -  9.000%  $  2,089,855.19     9.185%          358
           9.001 -  9.250%  $     66,534.22     9.500%          358
          10.001 - 10.250%  $     71,243.09    10.500%          358
                            ---------------    ------         ------
                            $446,471,007.46     7.818% *        357 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances: 1998-2 Group 5


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          28  $    1,120,879.89       0.25 %
               $ 50,001 - 75,000         33  $    2,056,407.91       0.46 %
               $ 75,001 - 100,000        37  $    3,121,891.85       0.70 %
               $100,001 - 150,000        16  $    1,938,636.28       0.43 %
               $150,001 - 200,000         3  $      461,981.94       0.10 %
               $200,001 - 250,000       246  $   59,034,230.09      13.22 %
               $250,001 - 300,000       444  $  121,806,803.59      27.28 %
               $300,001 - 350,000       261  $   84,293,865.11      18.88 %
               $350,001 - 400,000       134  $   50,257,604.15      11.26 %
               $400,001 - 450,000        41  $   17,623,004.07       3.95 %
               $450,001 - 500,000        48  $   22,893,113.64       5.13 %
               OVER $500,000            122  $   81,862,588.94      18.34 %
                                      ------  ----------------    ------------
               TOTAL                  1,413  $  446,471,007.46     100.00 %
                                      ======  ================

               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $23,552.17

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,497,980.35

               e)Years of initial Monthly Payment: 1998-2 Group 5


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1992         1  $      297,642.37       0.07 %
                  1993         1  $      226,792.16       0.05 %
                  1994         1  $      263,354.42       0.06 %
                  1997       425  $  137,782,868.30      30.86 %
                  1998       985  $  307,900,350.21      68.96 %
                           ------  ----------------     ------------
                TOTAL       1413  $  446,471,007.46     100.00 %
                           ======  ================


               f)Current Loan-to-Value Ratios: 1998-2 Group 5


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    137  $   48,370,792.50      10.83 %
               60.01-70.00%      175  $   64,582,726.54      14.47 %
               70.01-75.00%      232  $   76,870,397.45      17.22 %
               75.01-80.00%      673  $  207,957,019.97      46.58 %
               80.01-85.00%       37  $   10,954,534.88       2.45 %
               85.01-90.00%      119  $   27,561,501.38       6.17 %
               90.01-95.00%       40  $   10,174,034.74       2.28 %
                               ------  ----------------     ------------
                    TOTAL       1413  $  446,471,007.46     100.00 %
                               ======  ================


          g)Types of Mortgaged Properties: 1998-2 Group 5


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED   1066  $  347,645,779.86      77.87 %
          DUPLEX                     33  $    6,925,183.43       1.55 %
          TRIPLEX                    13  $    2,212,214.73       0.50 %
          FOURPLEX                    9  $    1,405,524.96       0.31 %
          TOWNHOUSE                   1  $      334,735.14       0.07 %
          CONDOMINIUM                40  $    8,440,684.99       1.89 %
          PLANNED UNIT DEVELOPMENT  244  $   77,855,850.78      17.44 %
          HI-RISE CONDO               4  $    1,106,889.47       0.25 %
          MANUFACTURED HOUSING        2  $      155,470.11       0.03 %
          HOUSING COOPERATIVES        1  $      388,673.99       0.09 %
                                 ------  -----------------     ------------
          TOTAL                    1413  $  446,471,007.46     100.00 %
                                 ======  =================


     h)Geographic Distribution by state: 1998-2 Group 5


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     4  $    1,038,118.04       0.23 %
     ARIZONA                    43  $    9,789,114.55       2.19 %
     ARKANSAS                    1  $      324,764.77       0.07 %
     CALIFORNIA                645  $  218,396,637.85      48.92 %
     COLORADO                   69  $   18,622,029.62       4.17 %
     CONNECTICUT                21  $    8,004,998.79       1.79 %
     DELAWARE                    1  $      239,153.83       0.05 %
     FLORIDA                    51  $   15,937,114.29       3.57 %
     GEORGIA                    34  $    9,505,830.96       2.13 %
     IDAHO                      11  $    1,275,233.44       0.29 %
     ILLINOIS                   60  $   20,514,745.82       4.59 %
     INDIANA                     8  $    2,708,558.98       0.61 %
     KANSAS                      1  $      360,000.00       0.08 %
     KENTUCKY                    9  $    2,453,646.78       0.55 %
     LOUISIANA                   1  $      234,769.52       0.05 %
     MAINE                       2  $      529,000.00       0.12 %
     MARYLAND                   21  $    7,675,902.94       1.72 %
     MASSACHUSETTS              58  $   18,967,664.05       4.25 %
     MICHIGAN                   15  $    4,178,364.77       0.94 %
     MINNESOTA                   7  $    1,804,311.35       0.40 %
     MISSOURI                    6  $    1,251,033.85       0.28 %
     MONTANA                    15  $    1,049,331.04       0.24 %
     NEBRASKA                    1  $      318,968.97       0.07 %
     NEVADA                     22  $    6,355,034.75       1.42 %
     NEW HAMPSHIRE               3  $    1,338,367.30       0.30 %
     NEW JERSEY                 43  $   13,588,389.00       3.04 %
     NEW MEXICO                  3  $      671,591.53       0.15 %
     NEW YORK                   21  $    8,817,287.09       1.97 %
     NORTH CAROLINA             22  $    5,802,715.66       1.30 %
     OHIO                       15  $    4,879,275.68       1.09 %
     OKLAHOMA                    6  $    1,864,814.35       0.42 %
     OREGON                     26  $    5,297,008.48       1.19 %
     PENNSYLVANIA               20  $    8,222,172.54       1.84 %
     RHODE ISLAND                3  $    1,591,392.25       0.36 %
     SOUTH CAROLINA              3  $    1,030,235.34       0.23 %
     TENNESSEE                   6  $    1,474,988.11       0.33 %
     TEXAS                      32  $   10,835,852.46       2.43 %
     UTAH                       12  $    3,784,896.31       0.85 %
     VERMONT                     1  $      478,326.47       0.11 %
     VIRGINIA                   10  $    3,134,734.39       0.70 %
     WASHINGTON                 64  $   16,923,654.12       3.79 %
     WEST VIRGINIA               1  $      299,765.97       0.07 %
     WISCONSIN                  15  $    4,554,450.25       1.02 %
     WYOMING                     1  $      346,761.20       0.08 %
                            ------  -----------------     ------------
                     TOTAL    1413  $  446,471,007.46     100.00 %
                            ======    ===============


               i)Scheduled maturity years: 1998-2 Group 5


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2017        2   $      511,136.74       0.11 %
                    2018        3   $      804,796.20       0.18 %
                    2023        2   $      586,365.06       0.13 %
                    2024        1   $      263,354.42       0.06 %
                    2026        2   $      632,529.16       0.14 %
                    2027      861   $  276,103,448.21      61.84 %
                    2028      542   $  167,569,377.67      37.53 %
                           ------  ------------------   ------------
                 TOTAL       1413   $  446,471,007.46     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 356.9


               Latest scheduled maturity of any Mortgage Loan: 2/1/2028

        j)Original Terms: 1998-2 Group 5


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               4   $   1,018,290.57       0.23 %
              300               1   $     359,572.90       0.08 %
              336               1   $     325,000.00       0.07 %
              346               1   $     307,529.16       0.07 %
              352               1   $     283,282.86       0.06 %
              353               1   $     309,775.56       0.07 %
              355               1   $     229,831.76       0.05 %
              360            1403   $ 443,637,724.65      99.37 %
                           ------   ----------------     ------------
           TOTAL             1413   $ 446,471,007.46     100.00 %
                           ======   ================


     k)Documentation Program Types: 1998-2 Group 5


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     NO RATIO                       42   $   12,348,745.30       2.77 %
     NO DOCUMENTATION               16   $    4,431,781.67       0.99 %
     FULL DOCUMENTATION           1124   $  366,143,190.70      82.01 %
     LIMITED DOCUMENTATION         231   $   63,547,289.79      14.23 %
                                  ------  ----------------  ------------
                       TOTAL      1413   $  446,471,007.46     100.00 %
                                  ======  ================



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibit is furnished herewith:

          4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and U.S. Bank National Association, Trustee, dated as of February 1, 1998.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 1998.



                         PNC MORTGAGE SECURITIES
                         CORP.
                         (Registrant)

                         By:  \s\ Thomas G. Lehmann
                                 --------------------------------
                                 Thomas G. Lehmann
                                 Vice President
                                 (Authorized Officer)